THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 [800-422-3554]
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                             EMAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

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                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
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                                TABLE OF CONTENTS
                                -----------------

INVESTMENT AND PERFORMANCE SUMMARY ..............   2

INVESTMENT AND RISK INFORMATION .................   5

MANAGEMENT OF THE FUND ..........................   6

PURCHASE OF SHARES ..............................   7

REDEMPTION OF SHARES ............................   8

EXCHANGE OF SHARES ..............................  10

PRICING OF FUND SHARES ..........................  11

DIVIDENDS AND DISTRIBUTIONS .....................  11

TAX INFORMATION .................................  11

MAILINGS TO SHAREHOLDERS ........................  12

FINANCIAL HIGHLIGHTS ............................  12



THE
GABELLI
ABC
FUND



PROSPECTUS


MAY 1, 2003


A SERIES OF GABELLI INVESTOR FUNDS, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

The Gabelli ABC Fund (the "Fund") seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund's investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES:


The Fund invests primarily in securities that the Fund's portfolio manager of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser") believes provide attractive opportunities for appreciation or investment income. The
Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value-oriented common stocks (i.e., common stocks that trade at a significant discount to the Adviser's assessment of their "private market value" -- the value informed investors would be willing to pay to acquire the entire company), convertible securities (the income component of which makes such securities less risky than common stocks), and virtually risk-free U.S. Treasury Bills and by utilizing certain "arbitrage" strategies. The Fund's use of arbitrage may be described as investing in "event" driven situations such as announced mergers, acquisitions and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Because the Fund is non-diversified, the Fund will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value than funds that invest in a broad range of issuers. The Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. The Fund is also subject to the risk that an announced merger or acquisition may not be completed, may be negotiated at a less attractive price or may not close on the expected date. The investment policies of the Fund may lead to a higher portfolio turnover rate which could increase the Fund's expenses and could negatively impact the Fund's performance. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the potential private market value of the Fund's stocks will never be realized or that the portfolio securities' prices will decline.

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WHO MAY WANT TO INVEST:

The Fund's shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer shares of the Fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o you favor a conservative approach to investments and returns
     o you seek stability of principal more than growth of capital

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o you are seeking monthly income
     o you are seeking aggressive capital appreciation

PERFORMANCE:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                              THE GABELLI ABC FUND

                               [GHRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                  1994    4.5%
                                  1995   11.2%
                                  1996    7.8%
                                  1997   12.8%
                                  1998   11.1%
                                  1999    9.0%
                                  2000   10.9%
                                  2001    4.6%
                                  2002    0.9%


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During the period shown in the bar chart,  the highest  return for a quarter was
11.9% (quarter ended December 31, 1998) and the lowest return for a quarter was (4.9)% (quarter ended September 30, 1998).



     AVERAGE ANNUAL TOTAL RETURNS                        PAST          PAST      SINCE MAY 14,
(FOR THE PERIODS ENDED DECEMBER 31, 2002)              ONE YEAR     FIVE YEARS       1993*
 ----------------------------------------              ---------    ----------   ------------
The Gabelli ABC Fund
     Return Before Taxes ............................     0.87%         7.21%         8.43%
     Return After Taxes on Distributions ............     0.49%%        4.07%         5.05%
     Return After Taxes on Distributions
         and Sale of Fund Shares ....................    (0.52)%       (4.40)%        5.20%
 S&P(R)500 Composite Stock Price Index** ............   (22.09)%       (0.58)%        9.51%
 Lipper U.S. Treasury Money Market Average*** .......     1.03%         3.76%         4.07%

------------------------
*    From May 14, 1993, the date that the Fund commenced investment operations.
**   The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
***  The Lipper U.S.  Treasury  Money Market  Average  represents  the average  performance  of U.S.
     Treasury money market mutual funds as tracked by Lipper, Inc.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees ...................................................      1.00%
Distribution (Rule 12b-1) Expenses(1) .............................      0.25%
Other Expenses(2) .................................................      0.14%
                                                                         ----
Total Annual Fund Operating Expenses(2) ...........................      1.39%
                                                                         ====
------------------------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(2) The Fund has a voluntary fee waiver that may be revoked at any time at the discretion of the Adviser. Under this voluntary fee waiver, the Adviser has waived its advisory fee in the amount of 0.50% of the Fund's average daily net assets. For the fiscal year ended December 31, 2002, the fee waiver and the total annual fund operating expenses were:
Fee Waiver ........................................................      0.40%
Total Annual Fund Operating Expenses (AFter Fee Waiver)............      0.99%

EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes
(1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR       3 YEARS         5 YEARS       10 YEARS
                --------      --------        --------      ---------
                  $101          $315            $547         $1,213


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                         INVESTMENT AND RISK INFORMATION

The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in equity securities of companies selling in the public market at significant discounts to their private market value, lower risk convertible securities, virtually risk free U.S. Treasury Bills and utilizing certain "arbitrage" strategies. The Fund's use of arbitrage may be described as investing in "event" driven situations such as announced mergers, acquisitions and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital.

In selecting investments for the Fund, the Adviser considers a number of factors, including:

     o the Adviser's own evaluations of the "private market value" of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company
     o the interest or dividend income generated by the securities
     o the potential for capital appreciation of the securities
     o the prices of the securities relative to other comparable securities
     o whether the securities are entitled to the benefits of sinking funds or other protective conditions
     o the existence of any anti-dilution protections or guarantees of the security
     o the diversification of the Fund's portfolio as to issuers

The Adviser also evaluates the issuer's free cash flow and long-term earnings trends. Finally, the Adviser looks for a catalyst: something in the company's industry or indigenous to the company or country itself that will surface additional value.

Investing in the Fund involves the following risks:

     o GENERAL. The Adviser expects that, in accordance with the Fund's investment objective, it will invest the Fund's assets in a more conservative manner than it would in a small capitalization growth fund, for example, and may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund's total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

     o MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. Because the Fund invests in securities of companies that have agreed to be sold to another company at a premium over prevailing market prices, the Fund is subject to the risk that the merger or similar transaction will not occur or will be renegotiated at a less attractive price and the price of the company's securities will decline significantly or the transaction may take longer than expected to be completed.

     o PORTFOLIO TURNOVER RISK. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover


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       generally  involves  some  expense  to  the  Fund,   including  brokerage
       commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Fund's expenses which could negatively impact the Fund's performance.

     o NON-DIVERSIFICATION RISK. The Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because the Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Fund may buy. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers.

     o HEDGING RISK. The Fund may use options and futures to hedge the risks of investing by the Fund. The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

     o LOWER RATED SECURITIES. The Fund may invest up to 25% of its assets in lower credit quality fixed income securities, including up to 5% of its assets in securities of issuers that are in default. These securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as "junk bonds."

                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2002, the Fund paid the Adviser a fee equal to 1.00% of the value of its average daily net assets. Since April 1, 2002, the Adviser has voluntarily agreed to waive its advisory fee in the amount of 0.50% of the Fund's average daily net assets. The Adviser may determine from time to time to voluntarily agree to reimburse certain expenses of the Fund and/or waive some portion of its advisory fee. The waiver of 0.50% may be increased or decreased at any time.


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THE  PORTFOLIO  MANAGER.  Mr.  Mario J.  Gabelli,  CFA, is  responsible  for the day-to-day investment management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly-owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets to finance distribution of its shares. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                               PURCHASE OF SHARES


The Fund is closed to new investors other than those who have made investments in any Gabelli fund prior to October 1, 2002.


You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

     O BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli ABC Fund" to:

        BY MAIL                                    BY PERSONAL DELIVERY
        -------                                    --------------------
        THE GABELLI FUNDS                          THE GABELLI FUNDS
        P.O. BOX 8308                              C/O BFDS
        BOSTON, MA 02266-8308                      66 BROOKS DRIVE
                                                   BRAINTREE, MA 02184


You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

     o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:


                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                            RE: THE GABELLI ABC FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

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       If you are making an initial purchase,  you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.


SHARE PRICE. The Fund sells its shares at the net asset value next determined after the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $25,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirements.


                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.

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8
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The Fund  redeems  its shares at the net asset value next  determined  after the
Fund receives your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value. You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.


     o BY LETTER. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

     o BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
       States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").


       1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

       2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.


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                                                                               9
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REDEMPTION  PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

     o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

     o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.

     o you may realize a taxable gain or loss.

     o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com, to obtain the prospectus.

You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a registered broker-dealer.

     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


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10

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                             PRICING OF FUND SHARES

The Fund's net asset value per share is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of Fund shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value per share after the purchase or redemption order is received in proper form.


                           DIVIDENDS AND DISTRIBUTIONS


The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income.




                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of net investment income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. High portfolio turnover can indicate a high level of short term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to a federal withholding tax.


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                                                                              11

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This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.


                            MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's shares (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton LLP, independent auditors, whose report, along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.

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12

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Per share amounts throughout each fiscal year ended December 31,


                                                                                 YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                           2002           2001         2000           1999          1998
                                                         --------       --------     --------       --------      --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...............  $   9.65       $   9.45     $   9.44       $   9.59      $  10.23
                                                         --------       --------     --------       --------      --------
   Net investment income ..............................      0.07           0.10         0.19           0.26          0.22
   Net realized and unrealized gain
     on investments ...................................      0.01           0.33         0.83           0.59          0.90
                                                         --------       --------     --------       --------      --------
   Total from investment operations ...................      0.08           0.43         1.02           0.85          1.12
                                                         --------       --------     --------       --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..............................     (0.05)         (0.09)       (0.12)         (0.14)        (0.22)
   Net realized gain on investments ...................     (0.04)         (0.14)       (0.89)         (0.86)        (1.54)
                                                         --------       --------     --------       --------      --------
   Total distributions ................................     (0.09)         (0.23)       (1.01)         (1.00)        (1.76)
                                                         --------       --------     --------       --------      --------
   NET ASSET VALUE, END OF PERIOD .....................  $   9.64       $   9.65     $   9.45       $   9.44      $   9.59
                                                         ========       ========     ========       ========      ========
   Total return+ ......................................      0.9%           4.6%        10.9%           9.0%         11.1%
                                                         ========       ========     ========       ========      ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...............  $261,014       $167,409     $ 62,372       $ 42,783      $ 39,358
   Ratio of net investment income
     to average net assets ............................     0.74%          1.43%        1.55%          1.37%         1.00%
   Ratio of operating expenses
     to average net assets before
     fees waived  .....................................     1.39%(c)       1.46%(b)     1.50%(b)         1.47%       1.69%(a)
   Ratio of operating expenses
     to average net assets net of
     fees waived  .....................................     0.99%        1.46%(b)     1.50%(b)         1.47%       1.69%(a)
   Portfolio turnover rate ............................      252%           308%         312%           672%           299%

--------------------------------
+    Total return  represents  aggregate  total return of a  hypothetical  $1,000  investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)  The ratio of operating expenses to average net assets for the year ended December 31, 1998 does not include a reduction of expenses for custodian  fee credits.  Including  such  credits,  the ratio would have been 1.68%.
(b)  The fund  incurred  interest  expense  during the years ended  December  31, 2001 and 2000.  If interest expense had not been incurred,  the ratio of operating expenses to average net assets would have been 1.44% and 1.45%, respectively.
(c)  During the period from April 1, 2002 through December 31, 2002, the Adviser  voluntarily waived certain  fees. If such waiver had not occured,  the ratio of operating  expenses to average net assets would have been as shown.


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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?


The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.


WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we wilL also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?


We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.

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                                                                              15

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                              THE GABELLI ABC FUND
================================================================================
FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:


The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:


                              The Gabelli ABC Fund

                              One Corporate Center

                               Rye, NY 10580-1422

                      Telephone: 800-GABELLI (800-422-3554)

                                 www.gabelli.com

--------------------------------------------------------------------------------

You can review and/or copy the Fund's prospectus, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


     o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

     o Free from the EDGAR Database on the Commission's website at www.sec.gov.


(Investment Company Act File No. 811-07326)